EXHIBIT 10(p) - MATERIAL CONTRACTS

                                EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (this "Agreement") is entered into as of November ___, 1998, by and among National Western Life Insurance Company ("National Western"), a Colorado insurance corporation, NWL Services, Inc. ("NWL Services") a Nevada corporation, Alternative Benefit Management, Inc. ("ABM"), a Nevada corporation, and American National Insurance Company ("American National"), a Texas insurance corporation.

                                   RECITALS

     A. National Western and NWL Services intend to transfer assets to ABM in exchange for stock of ABM and the assumption of certain liabilities of National Western by ABM. American National will guarantee ABM's obligations under this Agreement. American National and ANTAC, Inc. will contemporaneously execute a separate exchange agreement with ABM. All of the above-referenced transfers are intended to qualify under Section 351 of the Internal Revenue Code.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and undertakings contained herein, the parties hereto agree as follows:

     1. Definitions. In addition to any other defined terms contained in this Agreement, the following definitions of terms shall govern this Agreement, unless the context thereof specifically indicates a different meaning:

          (a)  National Western Cash Contribution.  The sum of $5,130,000.

          (b)  NWL Services Cash Contribution.  The sum of $1,850,000.

          (c) Effective Date. The date, which shall be no later than November 23, 1998, on which: (i) National Western transfers the National Western Cash Contribution and ABM assumes the Liabilities (as hereinafter defined) and issues 2,500 shares of its Class A Preferred Stock (as hereinafter defined) to National Western, and (ii) NWL Services transfers the NWL Services Cash Contribution and ABM issues 18,500 shares of its Class B Preferred Stock (as hereinafter defined) to NWL Services, in accordance with the terms of this Agreement.

          (d) Class A Preferred Stock. The Class A Preferred Stock of ABM, the terms of which are more particularly described in the Articles of Incorporation of Alternative Benefit Management, Inc. dated September 25, 1998, as amended as of the Effective Date (the "Articles").

          (e)  Class B Preferred Stock.   The Class B Preferred Stock of  ABM,
the terms of which are more particularly described in the Articles.

          (f)  Employee  Benefit  Program.    The  employment-related  benefit
program of National Western known as the non-qualified defined benefit plan as in effect as of October 1, 1998, as amended from time to time.

          (g) Liabilities. All current and future obligations associated with the Employee Benefit Program, which amounts, as set forth in Exhibit A, would be of a future nature as if any such obligation were an obligation of National Western.

          (h)  Securities Act.  The Securities Act of 1933, as amended.

     2. Agreements Regarding Transfers of Assets, Values, Assumption of Liabilities, and Issuance of Class A Preferred Stock and Class B Preferred Stock.

          (a) Exchanges for Class A Preferred Stock and Class B Preferred Stock. In exchange for stock as hereinafter described, National Western, NWL Services, and ABM shall perform the following exchanges, and American National shall make the following guaranty:

               (i) National Western shall transfer the National Western Cash Contribution to ABM for 2,500 shares of Class A Preferred Stock and the assumption of the Liabilities by ABM and the performance by ABM of all of the administration of the Employee Benefit Program. This administration shall include, but is not limited to, any and all activities currently being undertaken by National Western, or its Pension Committee, in the administration of the Employee Benefit Program, as well as any additional activities that may become necessary or proper for the proper administration of the Employee Benefit Program; and

               (ii) NWL Services shall transfer the NWL Services Cash Contribution to ABM for 18,500 shares of Class B Preferred Stock.

          (b) Guaranty by American National. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, American National hereby irrevocably and unconditionally guarantees to National Western the full and prompt payment and performance of the Liabilities and of ABM's obligations under Section 7(b) hereof (the "Guaranteed Obligations").

     3.   Representations  and  Warranties  of  National  Western.    National
Western represents and warrants to ABM and American National that, as of the date hereof and the Effective Date:

          (a) Due Organization. National Western is a Colorado insurance corporation duly organized and validly existing under the laws of Colorado and has full corporate power and authority to execute, deliver, and perform this Agreement.

          (b) Due Authorization. The execution, delivery, and performance of this Agreement have been and remain duly authorized by all necessary corporate action and do not contravene any provision of National Western's articles of incorporation or bylaws, as amended to date, or any law, regulation, rule, decree, order, judgment, or contractual restriction binding on National Western or its assets.

          (c) Consents. All consents, licenses, authorizations, and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery, and performance of this Agreement have been obtained and remain in full force and effect, and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery, or performance of this Agreement.

          (d) Binding Obligation. This Agreement constitutes the legal, valid, and binding obligation of National Western and is enforceable against National Western in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, and other laws of general applicability relating to or affecting creditors' rights, and to equitable principles of general application.

          (e) No Litigation or Claims. There is no litigation pending or, to National Western's knowledge, threatened, either individually or in the aggregate which, if determined adversely to National Western would materially and adversely affect its execution, delivery, or performance of this Agreement.

          (f)  Class A Preferred Stock.

               (i) National Western understands that the Class A Preferred Stock has not been and will not be registered under the Securities Act or any other securities laws or regulations. Accordingly, the Class A Preferred Stock may not be offered, sold, transferred, pledged, hypothecated, or otherwise disposed of, except in a transaction exempt from the registration requirements of the Securities Act and any other applicable securities laws and regulations.

               (ii) National Western understands that neither ABM nor any person representing ABM has made any representations with respect to ABM or the offering or sale of the Class A Preferred Stock other than as set forth or specifically referred to herein.

               (iii) National Western has had access to such financial and other information concerning ABM as National Western has deemed necessary in connection with National Western's decision to purchase the Class A Preferred Stock. National Western has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Class A Preferred Stock.

               (iv) National Western is acquiring the Class A Preferred Stock for its own account. National Western will not offer, sell, or transfer, directly or indirectly, any Class A Preferred Stock except in transactions exempt from the Securities Act and any other applicable securities laws and regulations.

               (v) National Western is not acquiring the Class A Preferred Stock directly or indirectly with the assets of any employee benefit plan.

     4.   Representations  and  Warranties of  NWL  Services.    NWL  Services
represents  and warrants to ABM that, as of the date hereof and the  Effective
Date:

          (a)  Due Organization.   NWL Services is  a Nevada corporation  duly
organized and validly existing under the laws of Nevada and has full corporate power and authority to execute, deliver, and perform this Agreement.

          (b) Due Authorization. The execution, delivery and performance of this Agreement have been and remain duly authorized by all necessary corporate action and do not contravene any provision of NWL Services's articles of incorporation or bylaws, as amended to date, or any law, regulation, rule, decree, order, judgment, or contractual restriction binding on NWL Services or its assets.

          (c) Consents. All consents, licenses, authorizations, and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery, and performance of this Agreement have been obtained and remain in full force and effect, and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery, or performance of this Agreement.

          (d) Binding Obligation. This Agreement constitutes the legal, valid, and binding obligation of NWL Services and is enforceable against NWL Services in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, and other laws of general applicability relating to or affecting creditors' rights, and to equitable principles of general application.

          (e) No Litigation or Claims. There is no litigation pending or, to NWL Services's knowledge, threatened, either individually or in the aggregate which, if determined adversely to NWL Services would materially and adversely affect its execution, delivery, or performance of this Agreement.

          (f)  Class B Preferred Stock.

               (i) NWL Services understands that the Class B Preferred Stock has not been and will not be registered under the Securities Act or any other securities laws or regulations. Accordingly, the Class B Preferred Stock may not be offered, sold, transferred, pledged, hypothecated, or otherwise disposed of, except in a transaction exempt from the registration requirements of the Securities Act and any other applicable securities laws and regulations.

               (ii) NWL Services understands that neither ABM nor any person representing ABM has made any representations with respect to ABM or the offering or sale of the Class B Preferred Stock other than as set forth or specifically referred to herein.

               (iii) NWL Services has had access to such financial and other information concerning ABM as NWL Services has deemed necessary in connection with NWL Services's decision to purchase the Class B Preferred Stock. NWL Services has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Class B Preferred Stock.

               (iv) NWL Services is acquiring the Class B Preferred Stock for its own account and not with a view to or for sale in connection with a distribution of the Class B Preferred Stock. NWL Services will not offer, sell, or transfer, directly or indirectly, any Class B Preferred Stock except in transactions exempt from the Securities Act and any other applicable securities laws and regulations.

               (v) NWL Services is not acquiring the Class B Preferred Stock directly or indirectly with the assets of any employee benefit plan.

     5.   Representations and Warranties  of ABM.   ABM hereby represents  and
warrants to National Western and NWL Services that, as of the date hereof and the Effective Date:

          (a)  Due Organization.   ABM is a Nevada corporation duly  organized
and validly existing under the laws of Nevada and has full corporate power and authority to execute, deliver, and perform this Agreement.

          (b) Due Authorization. The execution, delivery, and performance of this Agreement have been and remain duly authorized by all necessary corporate action and do not contravene any provision of ABM's articles of incorporation or by-laws, as amended to date, or any law, regulation, rule, decree, order, judgment, or contractual restriction binding on ABM or its assets.

          (c) Consents. All consents, licenses, authorizations, and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery, and performance of this Agreement have been obtained and remain in full force and effect, and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery, or performance of this Agreement.

          (d) Binding Obligation. This Agreement constitutes the legal, valid, and binding obligation of ABM and is enforceable against ABM in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, and other laws of general applicability relating to or affecting creditors' rights, and to equitable principles of general application.

          (e) No Litigation or Claims. There is no litigation pending or, to ABM's knowledge, threatened, either individually or in the aggregate which, if determined adversely to ABM, would materially and adversely affect the issuance of its Class A Preferred Stock to National Western or Class B Preferred Stock to NWL Services, the value of its Class A Preferred Stock or Class B Preferred Stock, or its execution, delivery, or performance of this Agreement.

          (f) Right to Accept Transfers, Assume Liabilities, and Issue Class A Preferred Stock and Class B Preferred Stock. ABM has the right, power, and authority to (i) accept the National Western and NWL Services Cash Contributions, (ii) assume and be liable for the Liabilities associated with the Employee Benefit Program and, (iii) upon the receipt and assignment of the Cash Contributions and the assumption of the Liabilities, to issue the Class A Preferred Stock to National Western and Class B Preferred Stock to NWL Services in exchange therefor, in accordance with the terms of this Agreement.

          (g)  Class A Preferred Stock.

               (i) Assuming the accuracy of National Western's representations and warranties and National Western's compliance with the agreements set forth in Section 3 hereof, the sale of the Class A Preferred Stock is exempt from registration under the Securities Act.

               (ii) The Class A Preferred Stock has not been and will not be registered under the Securities Act or any other securities laws or regulations. The Class A Preferred Stock will be subject to certain restrictions on the transferability thereof.

          (h)  Class B Preferred Stock.

               (i) Assuming the accuracy of NWL Services's representations and warranties and NWL Services's compliance with the agreements set forth in
Section 4 hereof, the sale of the Class B Preferred Stock is exempt from registration under the Securities Act.

               (ii) The Class B Preferred Stock has not been and will not be registered under the Securities Act or any other securities laws or regulations. The Class B Preferred Stock will be subject to certain restrictions on the transferability thereof.

     6.   Representations  and Warranties  of  American  National.    American
National hereby represents and warrants to National Western and NWL Services that, as of the date hereof and the Effective Date:

          (a) Due Organization. American National is a Texas insurance corporation duly organized and validly existing under the laws of Texas and has full corporate power and authority to execute, deliver, and perform this Agreement.

          (b) Due Authorization. The execution, delivery, and performance of this Agreement have been and remain duly authorized by all necessary corporate action and do not contravene any provision of American National's articles of incorporation or by-laws, as amended to date, or any law, regulation, rule, decree, order, judgment, or contractual restriction binding on American National or its assets.

          (c) Consents. All consents, licenses, authorizations, and approval of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery, and performance of this Agreement have been obtained and remain in full force and effect, and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery, or performance of this Agreement.

          (d) Binding Obligation. This Agreement constitutes the legal, valid, and binding obligation of American National and is enforceable against American National in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, and other laws of general applicability relating to or affecting creditors' rights, and to equitable principles of general application.

          (e) No Litigation or Claims. There is no litigation pending or, to American National's knowledge, threatened, either individually or in the aggregate which, if determined adversely to American National, would materially and adversely affect the performance of this Agreement.

     7. Covenants Regarding Transaction, Liabilities, and Transfers of Class A Preferred Stock.

          (a)  Decision To Enter into Transaction.

               (i) National Western is a sophisticated investor. National Western's decision to enter into this Agreement with ABM is based upon its independent evaluation of the Class A Preferred Stock and the financial condition of ABM. In entering into this Agreement, National Western has not relied upon any oral or written information provided by ABM, other than the representations and warranties of ABM contained herein. National Western acknowledges that no officer, director, employee, agent, or representative of ABM has been authorized to make, and that National Western has not relied upon, any statements or representations other than those specifically contained in this Agreement.

               (ii) ABM is a sophisticated investor. ABM's decision to enter into this Agreement with National Western is based upon its independent evaluation of the transfer by National Western to it as provided hereunder of the National Western Cash Contribution and the Liabilities. In entering into this Agreement, ABM has not relied upon any oral or written information provided by National Western, other than the representations and warranties of National Western contained herein. ABM acknowledges that no officer, director, employee, agent, or representative of National Western has been authorized to make, and that ABM has not relied upon, any statements or representations other than those specifically contained in this Agreement.

          (b)  Liabilities.

               (i) In General. ABM covenants with National Western and their respective successors and permitted assigns that, from and after the Effective Date, ABM (A) shall be liable for the Liabilities associated with the Employee Benefit Program and (B) shall indemnify, defend, and hold National Western and their respective successors and permitted assigns harmless from same. ABM and American National shall not secure or fund their obligations hereunder or take any other action that would cause the Employee Benefit Program to be considered funded or secured for purposes of the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended.

               (ii) ABM's Responsibility Regarding Payments of Liabilities When National Western Is Insolvent.

                    Notwithstanding anything to the contrary herein:

                    (A) ABM (and American National if applicable) shall cease payment of benefits to Employee Benefit Program participants and their beneficiaries if National Western is Insolvent. National Western shall be considered "Insolvent" for the purposes of this Agreement if: (1) National Western is unable to pay its debts as they become due; or (2) National Western is placed into receivership by the Colorado Department of Insurance or ancillary receivership by any state in which National Western is licensed.

                    (B)  At  all  times   during  the   continuance  of   this
Agreement:

                         (1)  The  Board  of  Directors  and  Chief  Executive
Officer of National Western have the duty to inform ABM in writing of National Western's Insolvency. If a person claiming to be a creditor of National Western alleges in writing to ABM that National Western has become Insolvent, ABM shall determine whether National Western is Insolvent and, pending such determination, ABM (and American National if applicable) shall discontinue payment of benefits to Employee Benefit Program participants or their beneficiaries.

                         (2)  Unless ABM  has  actual  knowledge  of  National
Western's Insolvency, or has received notice from National Western or a person claiming to be a creditor alleging that National Western is Insolvent, ABM shall have no duty to inquire whether National Western is Insolvent. ABM may in all events rely on such evidence concerning National Western's solvency as may be furnished to ABM and that provides ABM with a reasonable basis for making a determination concerning National Western's solvency.

                         (3)  If at any time ABM has determined that  National
Western is Insolvent or has been notified by the Chief Executive Officer or the Board of Directors of National Western that National Western is Insolvent, ABM (and American National if applicable) shall discontinue payments to Employee Benefit Program participants or their beneficiaries and shall immediately remit the then fair market value of the Liabilities to National Western. Nothing in this Agreement shall in any way diminish any rights of Employee Benefit Program participants or their beneficiaries to pursue their rights as general creditors of National Western with respect to benefits due under the Employee Benefit Program or otherwise.

                    (C)  Upon  payment  to  National  Western  under   Section
7(b)(ii)(B)(3) above, all obligations of ABM under this Agreement shall terminate.

          (c)  American National Guarantee.

               (i) American National's guaranty hereunder shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and American National shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Obligations. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which ABM may have against National Western or any other party, or which American National may have against ABM, National Western, or any other party, shall be available to, or shall be asserted by, American National against National Western or its successor or any part thereof or against payment of the Guaranteed Obligations or any part thereof.

               (ii) If American National becomes liable for the Guaranteed Obligations, other than under this Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of National Western hereunder shall be cumulative of any and all other rights that it may ever have against American National. The exercise by American National of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any right or remedy.

               (iii) In the event of default by ABM in payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations become due, whether by their terms or otherwise, American National agrees to promptly pay the amount due thereon to the applicable beneficiary (subject to Section 7(b)(ii) hereof) under the Employee Benefit Program or to National Western, without notice or demand in lawful currency of the United States of America, and it shall not be necessary for National Western, in order to enforce such payment by American National, first to institute suit or exhaust its remedies against ABM or others liable for such Guaranteed Obligations. Notwithstanding anything to the contrary contained in this Agreement, American National hereby irrevocably subordinates to the prior indefeasible payment in full of the Guaranteed Obligations, any and all rights American National may now or hereafter have under this Agreement or at law or in equity (including, without limitation, the law subrogating American National to the rights of National Western) to assert the claim against or seek contribution, indemnification or any other form of reimbursement from ABM or any other party liable for payment of any or all of the Guaranteed Obligations for the payment made by American National under or in connection with this Agreement or otherwise.

               (iv) If payment of any amount payable by ABM under the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, or reorganization of ABM, all such amounts otherwise subject to payment under the terms of the Guaranteed Obligations shall nonetheless be payable by American National hereunder forthwith on demand by National Western.

               (v) American National hereby agrees that its obligations hereunder shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of American National: (A) the taking or accepting of collateral as security for any or all of the Guaranteed Obligations or the release, surrender, exchange, or subordination of any such collateral now or hereafter securing any or all of the Guaranteed Obligations; (B) any partial release of the liability of American National hereunder; (C) any disability of ABM, or the dissolution, insolvency, or bankruptcy of ABM, American National, or any other party at any time liable for the payment of any or all of the Guaranteed Obligations; (D) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (E) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by National Western to ABM, American National, or any other party ever liable for any or all of the Guaranteed Obligations; (F) any neglect, delay, omission, failure, or refusal of National Western to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (G) the unenforceability or invalidity of any or all of the Guaranteed Obligations or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (H) any payment by ABM or any other party to National Western is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason National Western is required to refund any payment or pay the amount thereof to someone else; (I) the settlement or compromise of any of the Guaranteed Obligations; (J) any change in the corporate existence, structure, or ownership of ABM; or (K) any other circumstance which might otherwise constitute a defense available to, or discharge of, ABM or American National.

          (d)  Class A Preferred Stock.

               (i) National Western agrees that if it decides to transfer all or any part of its shares of Class A Preferred Stock to a third party, ABM may in its sole discretion require (A) an investment letter, in form and substance satisfactory to ABM, signed by National Western and such third party, certifying as to the facts surrounding such transaction, and/or (B) a written opinion of counsel (which shall not be at the expense of ABM), in form and substance satisfactory to ABM, to the effect that such transaction will not violate the Securities Act or any applicable state securities laws.

               (ii) ABM agrees that if National Western decides to transfer all or any part of its shares of Class A Preferred Stock to a third party, ABM shall provide any and all information and documents reasonably requested by National Western and shall otherwise reasonably cooperate with National Western to ensure that any such transfer is made by National Western in compliance with all applicable federal and state securities laws, rules, and regulations.

     8.   Covenants Regarding Transaction and  Transfers of Class B  Preferred
Stock.

          (a)  Decision To Enter into Transaction.

               (i) NWL Services is a sophisticated investor. NWL Services's decision to enter into this Agreement with ABM is based upon its independent evaluation of the Class B Preferred Stock and the financial condition of ABM. In entering into this Agreement, NWL Services has not relied upon any oral or written information provided by ABM, other than the representations and warranties of ABM contained herein. NWL Services acknowledges that no officer, director, employee, agent, or representative of ABM has been authorized to make, and that NWL Services has not relied upon, any statements or representations other than those specifically contained in this Agreement.

               (ii) ABM is a sophisticated investor.  ABM's decision to  enter into this Agreement with NWL Services is based upon its independent evaluation of the transfer by NWL Services to it as provided hereunder of the NWL Services Cash Contribution. In entering into this Agreement, ABM has not relied upon any oral or written information provided by NWL Services, other than the representations and warranties of NWL Services contained herein. ABM acknowledges that no officer, director, employee, agent, or representative of NWL Services has been authorized to make, and that ABM has not relied upon, any statements or representations other than those specifically contained in this Agreement.

          (b)  Class B Preferred Stock.

               (i) NWL Services agrees that if it decides to transfer all or any part of its shares of Class B Preferred Stock to a third party, ABM may in its sole discretion require (A) an investment letter, in form and substance satisfactory to ABM, signed by NWL Services and such third party, certifying as to the facts surrounding such transaction, and/or (B) a written opinion of counsel (which shall not be at the expense of ABM), in form and substance satisfactory to ABM, to the effect that such transaction will not violate the Securities Act or any applicable state securities laws.

               (ii) ABM agrees that if NWL Services decides to transfer all or any part of its shares of Class B Preferred Stock to a third party, ABM shall provide any and all information and documents reasonably requested by NWL Services and shall otherwise reasonably cooperate with NWL Services to ensure that any such transfer is made by NWL Services in compliance with all applicable federal and state securities laws, rules, and regulations.

     9.   Miscellaneous Provisions.

          (a) Severability of Provisions. Any provision of this Agreement which is illegal, invalid, prohibited, or unenforceable shall be ineffective to the extent of such illegality, invalidity, prohibition, or unenforceability without invalidating or impairing the remaining provisions hereof.

          (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of National Western, NWL Services, ABM, and American National and their respective successors and permitted assigns. No party may assign its rights or delegate its obligations hereunder without the prior written consent of the other parties; provided, however, that National Western and NWL Services shall have the right to assign their rights and delegate their obligations hereunder to a parent, any affiliate or subsidiary, or to any successor by merger, reorganization, or acquisition of substantially all of its assets, without ABM's consent.

          (c) Sole Benefit. This Agreement and all of its provisions are for the sole benefit of National Western, NWL Services, ABM, and American National and their respective successors and permitted assigns. No third party shall be a beneficiary of this Agreement, including with respect to any assets transferred to ABM. In particular, this Agreement shall not grant any rights or recourse to the employee participants or the beneficiaries thereof in addition to those granted in the Employee Benefit Program.

          (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

          (e) Governing Law. This Agreement is made pursuant to, and shall be construed and governed in accordance with, the laws of the State of Texas, without regard to its conflict of laws provisions.

          (f) Notices. Any notice or other communication hereunder with respect to this Agreement shall be in writing and shall be deemed duly given if delivered in person or sent by certified or registered mail or the equivalent (with return receipt requested), or by overnight delivery service, or by facsimile transmission, addressed as follows:

          If to National Western:

               National Western Life Insurance Company
               850 East Anderson Lane
               Austin, Texas  78752
               Attention:  Ross R. Moody

          If to NWL Services:

               NWL Services, Inc.
               639 Isbell Road, Suite 390
               Reno, Nevada  89509
               Attention: Janice George

          If to ABM:

               Alternative Benefit Management, Inc.
               One Moody Plaza
               Galveston, Texas 77550
               Attention:  G. Richard Ferdinandtsen

          If to American National:

               American National Insurance Company
               One Moody Plaza
               Galveston, Texas  77550
               Attention:  Stephen E. Pavlicek

The name, address, and/or facsimile number for any person to whom any notice is to be sent may be changed by written notice given in the manner provided in this Section.

          (g) Exhibits. Exhibit A to this Agreement is incorporated herein and made a part hereof.

          (h) Amendment. This Agreement may be amended only by a written instrument signed by National Western, NWL Services, ABM, and American National. No amendment, modification, or release of the provisions of this Agreement shall be established by conduct, custom, or course of dealing.

          (i) Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties agrees to use its best efforts to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations to effect the transactions contemplated by this Agreement, including, without limitation, the performance of such further acts or the execution and delivery of such additional instruments or documents as any party may reasonably request in order to carry out the purposes of this Agreement and the transactions contemplated hereby.

          (j) Confidentiality Provision. Each party hereto agrees that, except as otherwise required by law, rule, regulation, or order, it shall keep the contents of this Agreement and any information related to this Agreement confidential and further agrees that it shall not generate or participate in any publicity, publication, or media release, public announcement, or public disclosure, whether oral or written, regarding this Agreement without the prior written consent of the other parties. The provisions of the preceding sentence shall not in any way limit any party's right to discuss any matters relating to this Agreement with its respective regulators, consultants, accountants, and attorneys.

          (k) Section Headings. Section headings of this Agreement are solely for convenience of reference and shall not be deemed a part of, nor shall they govern the interpretation of any of the provisions in, this Agreement.

          (l) Entire Agreement. This Agreement, together with any separate agreements specifically referenced herein, contains the entire agreement between and among National Western, NWL Services, ABM, and American National with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, arrangements, understandings, and agreements, whether oral or written, express or implied, between and among them with respect to the subject matter hereof. There are no written or oral agreements, understandings, representations, or warranties between or among the parties hereto other than those set forth herein.

     IN WITNESS WHEREOF, National Western, NWL Services, ABM, and American National have caused their names to be signed hereto as of the day and year first written above.

                              NATIONAL WESTERN LIFE INSURANCE COMPANY, a Colorado insurance corporation


                              By:   /S/ Ross R. Moody
                                   Ross R. Moody
                              Its: President and Chief Operating Officer


                              NWL SERVICES, INC., a Nevada corporation


                              By:   /S/ Arthur O. Dummer
                                   Arthur O. Dummer
                              Its: Vice President


                              ALTERNATIVE BENEFIT MANAGEMENT, INC., a Nevada corporation


                              By:   /S/ Stephen E. Pavlicek
                                   Stephen E. Pavlicek
                              Its: Senior Vice President - Controller




                              AMERICAN NATIONAL INSURANCE COMPANY, a Texas insurance corporation



                              By:   /S/ G. Richard Ferdinandsten
                                   G. Richard Ferdinandtsen
                              Its: Senior Executive  Vice President and  Chief
                                   Operating Officer




                                    Exhibit A
                                   Liabilities



     The Liabilities valued as of October 1, 1998, are as follows:

     Non-Qualified Defined Benefit Plan           $ 4,880,000


     The Liabilities transferred under the Non-Qualified Defined Benefit Plan do not include the following:

     (1) Any amounts attributable to retirement dates beyond age seventy (70) have been retained by National Western;

     (2) Any amounts attributable to aggregate average annual salary increases exceeding 10% per year have been retained by National Western; and

     (3) Any amounts attributable to participants in the Employee Benefit Program other than participants includable as of the Effective Date have been retained by National Western.